Exhibit 10.3

July 15, 2010

GeoMet, Inc.

909 Fannin

Suite 1850

Houston, TX 77002

Attention: Steve Smith

Re:	Third Amended and Restated Credit Agreement dated June 9, 2006 (as amended and supplemented from time to time, the “Existing Credit Agreement”) among GeoMet, Inc. (“Borrower”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”), and the lenders party thereto on the date hereof (the “Existing Banks”). Unless otherwise defined herein, all capitalized terms used herein which are defined in the Existing Credit Agreement shall have the meaning given such terms in the Existing Credit Agreement.

Ladies and Gentlemen:

1. Extension Request. Borrower, Administrative Agent and the Existing Banks have entered into that certain Fourth Amended and Restated Credit Agreement dated June 3, 2010 (as amended, the “Fourth A&R Credit Agreement”). The Fourth A&R Credit Agreement provides that in order for such agreement to become effective the completion of the conditions precedent set forth in Section 6.1 of the Fourth A&R Credit Agreement, including, without limitation, the condition that the issuance of the Convertible Preferred Equity (as defined in the Fourth A&R Credit Agreement) has occurred and the net proceeds thereof have been used to repay obligations owing under the Existing Credit Agreement, must be satisfied on or prior to August 16, 2010 (the “CP Deadline”). By separate letter agreement on even date herewith Borrower has requested that the CP Deadline be extended to October 1, 2010. Prior to the effectiveness of the Fourth A&R Credit Agreement, the Existing Credit Agreement remains in full force and effect and pursuant to that certain Letter Agreement to Third Amended and Restated Credit Agreement dated June 3, 2010 by and among Borrower, Administrative Agent and the Existing Banks, the Existing Banks agreed not to exercise their right of assignment under Section 14.8(c) of the Existing Credit Agreement or otherwise until the earlier of the Effective Date (as defined in the Fourth A&R Credit Agreement) and August 16, 2010

In connection with the extension of the CP Deadline, Borrower hereby requests that the Existing Banks agree to extend (a) the Termination Date to October 1, 2011 and (b) the suspension of any assignments under Section 14.8(c) of the Existing Credit Agreement until October 1, 2010.

2. Amendment to Existing Credit Agreement. For and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and in reliance on the representations, warranties covenants and agreements contained in this letter agreement (this “Letter Agreement”), but subject to the satisfaction of each condition precedent set forth in Paragraph 3 hereof, Administrative Agent, the Banks and Borrower hereby agree that (a) the definition of Termination Date shall be amended to replace the reference to “May 6, 2011” set forth therein with a reference to “October 1, 2011”, (b) between July 15, 2010 and the earlier of (i) October 1, 2010, (ii) the Effective Date (as defined in the Fourth A&R Credit Agreement) and (iii) the date of any press release or other public disclosure by Borrower that it has abandoned or terminated the issuance of the Convertible Preferred Equity (as defined in the Fourth A&R Credit Agreement), no Existing Bank may assign all or any portion of its rights and obligations under the Loan Papers without the prior written consent of Administrative Agent and Borrower; provided, that no consent or approval shall be required from Administrative Agent or Borrower, respectively, to give effect to a pledge or assignment by any Existing Bank of a security interest in all or any portion of the rights of such Existing Bank under the Existing Credit Agreement to the Federal Reserve Bank or any other similar Governmental Authority, and (c) the Scheduled Determination Date set for June 15, 2010 shall be extended to October 15, 2010.

GeoMet, Inc.

July 15, 2010

3. Conditions Precedent to Effectiveness. This Letter Agreement shall be effective as of the date when the following conditions precedent have been satisfied:

(a)	The requisite shareholders of Borrower, as required by Borrower’s governing documents, have approved on or before July 31, 2010 the issuance of the Convertible Preferred Equity (as defined in the Fourth A&R Credit Agreement);

(b)	Administrative Agent shall have received counterparts of this Letter Agreement executed on behalf of Borrower and each Bank;

(c)	Administrative Agent shall have received an executed legal opinion from Thompson & Knight L.L.P. as counsel to the Credit Parties with respect to this Letter Agreement, such legal opinion to be in form and substance reasonably satisfactory to the Administrative Agent; and

(d)	No Default or Event of Default shall have occurred which is continuing and no Borrowing Base Deficiency shall exist.

4. Miscellaneous.

(a)	Borrower hereby represents and warrants that as of the date of this Letter Agreement, (i) no Default or Event of Default has occurred which is continuing, (ii) no Borrowing Base Deficiency exists, and (iii) neither Borrower nor any other Credit Party has any defense to (A) the obligation to pay the Obligations when due, or (B) the validity, enforceability or binding effect against Borrower or any other Credit Party of the Existing Credit Agreement or any of the other Loan Papers (to the extent a party thereto) or any Liens intended to be created thereby.

(b)	Borrower hereby represents and warrants that each representation and warranty of Borrower and the other Credit Parties contained in the Existing Credit Agreement and each of the other Loan Papers is true and correct on the date hereof.

(c)	Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Letter Agreement and all related documents.

(d)	This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

(e)	THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(f)	This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

GeoMet, Inc.

July 15, 2010

(g)	This Letter Agreement constitutes a “Loan Paper” under and as defined in the Existing Credit Agreement.

(h)	Nothing contained in this Letter Agreement shall be deemed a consent, waiver or extension of any other action or inaction of Borrower other than as expressly provided in Section 1 hereof. No Bank nor Administrative Agent shall be obligated to grant any future waiver, consent, extension or amendment with respect to the Existing Credit Agreement or any other Loan Paper.

If you are in agreement with the foregoing, please execute this Letter Agreement in the space provided below and return an executed counterpart of this Letter Agreement to Vinson & Elkins LLP, counsel to Administrative Agent, at 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, Attention: Jason McInnes (phone 214.220.7783; fax 214.999.7783).

[Signature Page Follows]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita M. Cummings
Renita M. Cummings
Assistant Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Accepted and Agreed

as of July 15, 2010

BORROWER:

GEOMET, INC.,

a Delaware Corporation

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANKS:	BANK OF AMERICA, N.A.

	By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

STERLING BANK

By:	/s/ David W. Phillips
Name:	David W. Phillips
Title:	Senior Vice President

SIGNATURE PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

The undersigned (i) consents and agrees to this letter, and (ii) agrees that the Loan Papers to which it is a party (including, without limitation, the Facility Guaranty dated as of June 9, 2006 or January 1, 2007, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

GEOMET GATHERING COMPANY, LLC, an Alabama limited liability company

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

GEOMET OPERATING COMPANY, INC., an Alabama corporation

By:	/s/ William C. Rankin
Name:	William C. Rankin
Title:	EVP & CFO

ACKNOWLEDGEMENT PAGE TO LETTER AGREEMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT